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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):        JULY 30, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




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                 DELAWARE                                  1-12387                               76-0515284
(State or Other Jurisdiction of Incorporation)      (Commission File Number)           (IRS Employer Identification No.)




                500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                                          60045
                  (Address of Principal Executive Offices)                                          (Zip Code)
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Registrant's telephone number, including area code:    (847) 482-5000










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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 30, 2003, the Company issued a press release announcing the resignation of Mark McCollum, senior vice president and chief financial officer. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.              Description
99.1                     Press release dated July 30, 2003




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TENNECO AUTOMOTIVE INC.


Date:    July 30, 2003            By:             s /KENNETH R. TRAMMELL/
                                           -----------------------------------
                                                      KENNETH R. TRAMMELL
                                                 Vice President and Controller



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EXHIBIT INDEX


   Exhibit       Description
   Number

    99.1 Press Release dated July 30, 2003, announcing the resignation of Mark McCollum, senior vice president and chief financial officer.